SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  April 23, 2003
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                         THE FIRST AMERICAN CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                             0-3658                         95-1068610
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(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                    File Number)            Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
                                                    --------------

                                 Not Applicable.
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.           Exhibits.

                  99       Press Release

Item 9.           Regulation FD Disclosure.

     The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

     On April 23, 2003 we issued a press release announcing results for the quarter ended March 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99 and is incorporated by reference herein.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     THE FIRST AMERICAN CORPORATION



Date: April 23, 2003                 By:       /s/ Thomas A. Klemens
                                        ----------------------------
                                        Name:      Thomas A. Klemens
                                        Title:     Executive Vice President and
                                                   Chief Financial Officer